Filed Pursuant to Rule 497

Registration File No. 333-214405

STIRA ALCENTRA GLOBAL CREDIT FUND

SUPPLEMENT NO. 1 DATED MARCH 20, 2018

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED FEBRUARY 5, 2018

This document supplements, and should be read in conjunction with, the Fund’s prospectus and statement of additional information, each dated February 5, 2018, relating to the Fund’s offering of up to $3,000,000,000 in Class A Shares, Class T Shares, Class D Shares, Class I Shares, and Class C Shares. Terms used and not otherwise defined in this Supplement No. 1 shall have the same meanings as set forth in the Fund’s prospectus. The purpose of this Supplement No. 1 is to disclose:

•	the status of the Fund’s offering; and

•	the Fund’s financial statements for the period from August 8, 2017 (commencement of operations) to December 31, 2017.

The Status of the Fund’s Offering

The Fund commenced its continuous initial public offering of up to $3,000,000,000 in Class T Shares on May 8, 2017. On November 7, 2017, the Fund received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution and servicing fees and early withdrawal fees. The Fund is offering to the public on a continuous basis up to $3,000,000,000 in five classes of Shares: Class A Shares, Class T Shares, Class D Shares, Class I Shares, and Class C Shares. As of March 16, 2018, the Fund had received and accepted investors’ subscriptions for and issued 306,266 Class A Shares, 1,161,502 Class T Shares, zero Class D Shares, 215,206 Class I Shares, and 60,754 Class C Shares in its public offering, resulting in gross offering proceeds of approximately $16.4 million.

Financial Statements

On March 1, 2018, the Fund filed with the SEC its Annual Report on Form N-CSR for the year ended December 31, 2017. A copy of the Fund’s financial statements for the period from August 8, 2017 (commencement of operations) to December 31, 2017, and the notes thereto are included below.

Stira Alcentra Global Credit Fund

Schedule of Investments

As of December 31, 2017

	Spread	Base Rate	Interest
	Above	Floor	Rate	Maturity	Principal	Cost(1)	Fair Value	% of Net
Description	Index	(%)	(%)	Date	Amount	($)	($)	Assets

Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 91.93%

Corporate Bonds — 42.41%

Aerospace/Defense — 1.04%

Bombardier, Inc. (2)(3)			7.500%	3/15/2025	100,000	$106,956	$100,750	1.04%
Total Aerospace/Defense						106,956	100,750	1.04
Cable — 3.34%

Radiate Holdco LLC / Radiate Finance, Inc. (2)(3)			6.625	2/15/2025	100,000	100,480	94,500	0.98
Altice Finco S.A. (2)(3)			7.625	2/15/2025	225,000	237,526	228,938	2.36
Total Cable						338,006	323,438	3.34
Chemicals — 3.23%

Consolidated Energy Finance S.A. (2)(3)			6.875	6/15/2025	100,000	103,848	106,000	1.09
CVR Partners L.P. / CVR Nitrogen Finance Corp. (2)(3)			9.250	6/15/2023	100,000	102,372	107,625	1.11
Platform Specialty Products Corp. (2)(3)			5.875	12/1/2025	100,000	101,113	99,250	1.03
Total Chemicals						307,333	312,875	3.23
Consumer Products — 0.97%

Kronos Acquisition Holdings, Inc. (2)(3)			9.000	8/15/2023	100,000	100,476	93,500	0.97
Total Consumer Products						100,476	93,500	0.97
Energy — 8.51%

Enviva Partners L.P. / Enviva
PartnersFinance Corp. (3)			8.500	11/1/2021	100,000	106,674	106,500	1.10
Oasis Petroleum, Inc. (3)			6.875	3/15/2022	100,000	98,592	102,625	1.06
Unit Corp. (3)			6.625	5/15/2021	145,000	144,358	146,087	1.51
Whiting Petroleum Corp. (3)			5.750	3/15/2021	140,000	132,987	143,675	1.48
Genesis Energy L.P. / Genesis Energy Finance Corp. (3)			6.500	10/1/2025	115,000	118,567	116,725	1.20
Sanchez Energy Corp. (3)			6.125	1/15/2023	130,000	110,633	110,175	1.14
SemGroup Corp. (2)(3)			6.375	3/15/2025	100,000	98,532	98,500	1.02
Total Energy						810,343	824,287	8.51
Finance — 1.03%

AssuredPartners, Inc. (2)(3)			7.000	8/15/2025	100,000	100,242	99,500	1.03
Total Finance						100,242	99,500	1.03
Gaming — 1.07%

Scientific Games International, Inc. (3)			6.625	5/15/2021	100,000	103,399	103,250	1.07
Total Gaming						103,399	103,250	1.07
Healthcare — 3.80%

Tenet Healthcare Corp.			6.750	6/15/2023	100,000	95,740	97,000	1.00
Valeant Pharmaceuticals International, Inc. (2)(3)			5.875	5/15/2023	125,000	107,157	115,781	1.19
Polaris Intermediate Corp. (2)(3)			8.500	12/1/2022	150,000	155,740	155,625	1.61
Total Healthcare						358,637	368,406	3.80
Homebuilders/Materials — 1.03%

Hillman Group, Inc. (The) (2)(3)			6.375	7/15/2022	100,000	98,130	99,750	1.03
Total Homebuilders/Materials						98,130	99,750	1.03

See notes to financial statements

Stira Alcentra Global Credit Fund

Schedule of Investments

As of December 31, 2017

	Spread	Base Rate	Interest
	Above	Floor	Rate	Maturity	Principal	Cost(1)	Fair Value	% of Net
Description	Index	(%)	(%)	Date	Amount	($)	($)	Assets

Metals & Mining — 2.23%

First Quantum Minerals Ltd. (2)(3)			7.250%	4/1/2023	200,000	$200,943	$215,500	2.23%
Total Metals & Mining						200,943	215,500	2.23
Paper/Packaging — 4.02%

ARD Finance S.A. (3)			7.125	9/15/2023	200,000	212,307	209,000	2.16
BWAY Holding Co. (2)(3)			7.250	4/15/2025	175,000	178,751	180,687	1.86
Total Paper/Packaging						391,058	389,687	4.02
Services — 2.38%

Brand Energy & Infrastructure Services, Inc. (2)(3)			8.500	7/15/2025	100,000	106,509	105,000	1.08
Covanta Holding Corp. (3)			5.875	7/1/2025	125,000	123,947	125,625	1.30
Total Services						230,456	230,625	2.38
Technology — 2.51%

Genesys Telecommunications
Laboratories Inc/Greeneden Lux 3
Sarl/Greeneden US Ho (2)(3)			10.000	11/30/2024	125,000	141,391	136,563	1.41
Rackspace Hosting, Inc. (2)(3)			8.625	11/15/2024	100,000	107,191	106,750	1.10
Total Technology						248,582	243,313	2.51
Telecommunications — 4.42%

Cincinnati Bell, Inc. (2)(3)			7.000	7/15/2024	100,000	101,912	99,250	1.02
Digicel Ltd. (2)(3)			6.750	3/1/2023	200,000	192,433	196,632	2.03
Sprint Corp.			7.250	9/15/2021	125,000	132,616	132,344	1.37
Total Telecommunications						426,961	428,226	4.42
Utilities — 2.83%

Calpine Corp. (3)			5.750	1/15/2025	145,000	135,683	137,931	1.42
NRG Energy, Inc. (3)			7.250	5/15/2026	125,000	136,759	136,093	1.41
Total Utilities						272,442	274,024	2.83
Total Corporate Bonds						4,093,964	4,107,131	42.41
Senior Secured Loans - First Lien — 23.36%(4)(5)

Automotive — 5.22%

Bright Bidco B.V.	1M LIBOR + 4.500% Cash	1.569	6.069	6/30/2024	250,000	252,188	251,979	2.60
Innovative Xcessories & Services, LLC	3M LIBOR + 4.750% Cash	1.460	6.210	11/29/2022	250,000	253,437	253,125	2.62
Total Automotive						505,625	505,104	5.22
Chemicals — 2.55%

AgroFresh, Inc.	3M LIBOR + 4.750% Cash	1.693	6.443	7/31/2021	249,361	249,659	246,867	2.55
Total Chemicals						249,659	246,867	2.55

See notes to financial statements

Stira Alcentra Global Credit Fund

Schedule of Investments

As of December 31, 2017

	Spread	Base Rate	Interest
	Above	Floor	Rate	Maturity	Principal	Cost(1)	Fair Value	% of Net
Description	Index	(%)	(%)	Date	Amount	($)	($)	Assets

Entertainment — 2.60%

Harland Clarke Holdings Corp. (6)			—	2/28/2022	250,000	$252,500	$251,625	2.60%
Total Entertainment						252,500	251,625	2.60
Metals & Mining — 2.27%

Murray Energy Corp.	3M LIBOR + 7.250% Cash	1.693%	8.943%	4/16/2020	248,670	243,844	219,762	2.27
Total Metals & Mining						243,844	219,762	2.27
Retail — 5.07%

Albertsons, LLC	3M LIBOR + 3.000% Cash	1.675	4.675	12/21/2022	250,000	244,062	245,397	2.53
Staples, Inc.	3M LIBOR + 4.000% Cash	1.488	5.488	9/12/2024	250,000	234,688	245,594	2.54
Total Retail						478,750	490,991	5.07
Services — 5.17%

Red Ventures, LLC	1M LIBOR + 4.000% Cash	1.569	5.569	11/8/2024	250,000	249,687	250,156	2.58
West Corp.	1M LIBOR + 4.000% Cash	1.568	5.568	10/10/2024	250,000	250,000	250,989	2.59
Total Services						499,687	501,145	5.17
Technology — 0.48%

Mitchell International, Inc. (7)	3M LIBOR + 3.250% Cash	1.693	4.943	11/20/2024	46,269	46,040	46,347	0.48
Total Technology						46,040	46,347	0.48
Total Senior Secured Loans - First Lien						2,276,105	2,261,841	23.36
Senior Secured Loans - Second Lien — 26.16%(4)(5)

Automotive — 2.52%

FPC Holdings, Inc.	3M LIBOR + 8.000% Cash	1.693	9.693	5/19/2020	248,672	243,027	244,320	2.52
Total Automotive						243,027	244,320	2.52
Consumer Products — 2.22%

Serta Simmons Bedding, LLC	1M LIBOR + 8.800% Cash	1.555	9.555	11/8/2024	250,000	250,000	215,312	2.22
Total Consumer Products						250,000	215,312	2.22
Entertainment — 2.60%

William Morris Endeavor Entertainment, LLC	3M LIBOR + 7.250% Cash	1.380	8.630	5/6/2022	250,000	253,526	251,250	2.60
Total Entertainment						253,526	251,250	2.60

See notes to financial statements

Stira Alcentra Global Credit Fund

Schedule of Investments

As of December 31, 2017

	Spread	Base Rate	Interest
	Above	Floor	Rate	Maturity	Principal	Cost(1)	Fair Value	% of Net
Description	Index	(%)	(%)	Date	Amount	($)	($)	Assets

Finance — 7.20%

Capital Automotive L.P.	1M LIBOR + 6.000% Cash	1.570%	7.570%	3/24/2025	300,000	$308,128	$309,000	3.19%
Sedgwick Claims Management
Services, Inc. (6)			—	2/28/2022	135,000	134,001	136,013	1.41
Sedgwick Claims Management Services, Inc.	1M LIBOR + 5.750% Cash	1.569	7.319	2/28/2022	250,000	253,125	252,187	2.60
Total Finance						695,254	697,200	7.20
Services — 4.27%

Granite Acquisition, Inc.	3M LIBOR + 7.250% Cash	1.693	8.943	12/19/2022	161,824	163,716	162,957	1.68
PrimeLine Utility Services, LLC	3M LIBOR + 5.500% Cash	1.380	6.880	11/12/2022	249,359	250,867	250,867	2.59
Total Services						414,583	413,824	4.27
Technology — 4.69%

Almonde, Inc.	3M LIBOR + 7.250% Cash	1.479	8.729	6/13/2025	250,000	255,736	251,375	2.60
Mitchell International, Inc.	3M LIBOR + 7.250% Cash	1.693	8.943	11/20/2025	200,000	199,000	202,274	2.09
Total Technology						454,736	453,649	4.69
Telecommunications — 2.66%

Asurion, LLC	1M LIBOR + 6.000% Cash	1.569	7.569	8/4/2025	250,000	256,078	257,421	2.66
Total Telecommunications						256,078	257,421	2.66
Total Senior Secured Loans - Second Lien						2,567,204	2,532,976	26.16
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						$8,937,273	8,901,948	91.93%
Other Assets in excess of Liabilities							781,487	8.07%
Net Assets							$9,683,435	100.00%

(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.
(2)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by Alcentra NY, LLC., the investment sub-adviser, and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,440,100, which represents approximately 25.2% of net assets as of December 31, 2017.
(3)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(4)	The principal balance outstanding for all floating rate loans is indexed to LIBOR or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Fund has provided the applicable margin over LIBOR based on each respective credit agreement.
(5)	Variable rate security. Interest rate disclosed is that which is in effect on December 31, 2017.
(6)	This loan settled after December 31, 2017, at which time the interest rate was determined.
(7)	The investment has an unfunded commitment as of December 31, 2017, which is excluded from the presentation (see Note 3).

See notes to financial statements

Stira Alcentra Global Credit Fund

Statement of Assets and Liabilities

As of
December 31, 2017

Assets
Portfolio investments, at fair value
Non-controlled, non-affiliated investments, at fair value (cost of $8,937,273)	$8,901,948
Total of portfolio investments, at fair value (cost $8,937,273)	8,901,948
Cash	1,778,091
Receivable for fund shares sold	728,875
Receivable for expense support due from Adviser	423,613
Dividends and interest receivable	85,086
Deferred offering costs	16,922
Receivable for investments sold	641
Total Assets	11,935,176

Liabilities
Payable for investments purchased	$1,838,001
Professional fees payable	179,050
Accounting and administration fees payable	114,553
Trustees’ fees payable	85,750
Shareholder distributions payable	24,530
Distribution and shareholder servicing fees payable	812
Transfer agent fees payable	800
Other accrued expenses and liabilities	8,245
Total Liabilities	2,251,741

Net Assets
Common shares, par value $0.001 per share	$1,055
Paid-in capital	9,678,043
Accumulated net realized gain	39,638
Undistributed net investment income	—
Net unrealized appreciation (depreciation) on investments	(35,301)
Total Net Assets	9,683,435
Total Liabilities and Net Assets	$11,935,176

Net Assets:
Class A	$1,067,355
Class I	275,443
Class T	8,340,637
Total Net Assets	$9,683,435

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	116,244
Class I	29,998
Class T	908,364

Net asset value per share:
Class A	$9.18
Class I	9.18
Class T	9.18

See notes to financial statements

Stira Alcentra Global Credit Fund

Statement of Operations

For the period from
August 8, 2017 (commencement of operations) to
December 31, 2017
Investment Income:
From non-controlled, non-affiliated investments:
Interest income from portfolio investments	$135,994
Other income from portfolio investments	7,411
Total investment income	$143,405

Expenses:
Trustees’ fees and expenses	200,173
Professional fees	253,061
Administration and custodian fees	114,553
Organization expenses	78,321
Management fees	51,963
Printing and mailing expenses	17,237
Insurance expense	2,638
Distribution and servicing fees – Class I	10
Distribution and servicing fees – Class T	1,395
Amortization of offering costs	152
Transfer agent fees - Class A	217
Transfer agent fees - Class I	56
Transfer agent fees - Class T	1,695
Other expenses	177,160
Total expenses	898,631
Expense reimbursements	(898,631)
Net expenses	—
Net investment income	$143,405

Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) From Portfolio Investments
Net realized gain on:
Non-controlled, non-affiliated investments	9
Net increase from payments from affiliate	50,000
Net unrealized depreciation on:
Non-controlled, non-affiliated investments	(35,301)
Net realized gain and net unrealized depreciation from portfolio
investments, payments from affiliate	14,708
Net Increase in Net Assets Resulting from Operations	$158,113

See notes to financial statements

Stira Alcentra Global Credit Fund

Statement of Changes in Net Assets

For the period from
August 8, 2017 (commencement of operations) to
December 31, 2017
Increase (decrease) in net assets resulting from operations
Net investment income	$143,405
Net realized gain on investments, payments from affiliate	50,009
Net unrealized depreciation on investments	(35,301)
Net increase in net assets resulting from operations	158,113

Capital transactions
Issuance of common stock:
Class A	935,344
Class I	275,000
Class T	8,329,179

Commissions and fees on shares sold:
Class A	(70,328)
Class T	(68,381)

Reinvestment of distributions:
Class A	1,217
Class I	137
Class T	76,930

Net increase in net assets resulting from capital transactions	9,479,098

Distributions to shareholders from:
Net investment income:
Class A	(9,907)
Class I	(137)
Class T	(143,732)
Total distributions to shareholders	(153,776)

Total increase in net assets	9,483,435

Net assets at beginning of period	200,000
Net assets at end of period	$9,683,435
Undistributed net investment income	$—

Capital shares transactions
Issuance of common stock:
Class A	94,372
Class I	29,983
Class T	899,982

Reinvestment of distributions:
Class A	133
Class I	15
Class T	8,382

Net increase in shares resulting from capital transactions	1,032,867

See notes to financial statements

Stira Alcentra Global Credit Fund

Statement of Cash Flows

For the period from
August 8, 2017 (commencement of operations) to
December 31, 2017
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$158,113

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain from portfolio investments	(9)
Net unrealized depreciation of portfolio investments	35,301
Accretion of discount on debt securities	(86)
Purchases of portfolio investments	(8,939,765)
Net proceeds from sales/return of capital of portfolio investments	2,611
Amortization of deferred offering costs	152
(Increase) in operating assets:
Dividends and interest receivable	(85,086)
Receivable for investments sold	(641)
Receivable for expense support due from Adviser	(423,613)
Increase in operating liabilities:
Payable for investments purchased	1,838,001
Trustees’ fees payable	85,750
Professional fees payable	179,050
Accounting and administration fees payable	114,553
Transfer agent fee payable	800
Other accrued expenses and liabilities	8,245
Net cash used in operating activities	(7,026,624)

Cash Flows from Financing Activities
Issuance of common stock	8,810,648
Payments of commissions on sale of common stock and related dealer manager fees	(138,709)
Payment of deferred offering costs	(17,074)
Distributions paid to shareholders	(50,150)
Net cash provided by financing activities	8,604,715
Increase in cash	1,578,091
Cash at beginning of period	200,000
Cash at end of period	$1,778,091

Supplemental and non-cash financing activities:
Distributions paid to common stockholders through common stock issuances pursuant to the distributions reinvestment plan	$78,284
Accrued distributions payable	24,530
Amounts receivable from transfer agent - Class A	165,380
Amounts receivable from transfer agent - Class I	225,000
Amounts receivable from transfer agent - Class T	338,495
Distribution and shareholder servicing fees payable	812

See notes to financial statements

Stira Alcentra Global Credit Fund

Financial Highlights

For the period from November 7, 2017 (commencement of operations) to
Class A Shares	December 31, 2017*
Per share data(1)
Net asset value, beginning of period	$9.15

Net investment income (loss)	0.23
Net realized and unrealized gains (losses)	0.04
Net increase (decrease) in net assets resulting from operations	0.27

Distributions to shareholders:(2)
From net investment income	(0.24)
Total dividend distributions declared	(0.24)

Net asset value, end of period	$9.18
Market value per share, end of period	$9.98

Total return based on net asset value(3)(4)	1.16%
Total return based on market value(3)(4)	1.15%

Shares outstanding at end of period	116,244

Ratio/Supplemental Data:
Net assets, at end of period	$1,067,355
Ratio of total expenses before waiver to average net assets(5)	111.84%
Ratio of net expenses to average net assets(5)	0.00%
Ratio of net investment income (loss) before waiver to average net assets(5)	(94.67)%
Ratio of net investment income (loss) after waiver to average net assets(5)	17.17%

Portfolio turnover rate(4)	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(4)	Not Annualized.
(5)	Annualized.

See notes to financial statements

Stira Alcentra Global Credit Fund

Financial Highlights

For the period from November 7, 2017 (commencement of operations) to
Class I Shares	December 31, 2017*
Per share data(1)
Net asset value, beginning of period	$9.15

Net investment income (loss)	0.04
Net realized and unrealized gains (losses)	0.04
Net increase (decrease) in net assets resulting from operations	0.08

Distributions to shareholders:(2)
From net investment income	(0.05)
Total dividend distributions declared	(0.05)

Net asset value, end of period	$9.18
Market value per share, end of period	$9.18

Total return based on net asset value(3)(4)	0.83%
Total return based on market value(3)(4)	0.83%

Shares outstanding at end of period	29,998

Ratio/Supplemental Data:
Net assets, at end of period	$275,443
Ratio of total expenses before waiver to average net assets(5)	15.93%
Ratio of net expenses to average net assets(5)	0.00%
Ratio of net investment income (loss) before waiver to average net assets(5)	(12.67)%
Ratio of net investment income (loss) after waiver to average net assets(5)	3.26%

Portfolio turnover rate(4)	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(4)	Not Annualized.
(5)	Annualized.

See notes to financial statements

Stira Alcentra Global Credit Fund

Financial Highlights

For the period from August 8, 2017 (commencement of operations) to
Class T Shares	December 31, 2017*
Per share data(1)
Net asset value, beginning of period	$9.20

Net investment income (loss)	0.22
Net realized and unrealized gains (losses)	(0.04)
Net increase (decrease) in net assets resulting from operations	0.18

Distributions to shareholders:(2)
From net investment income	(0.20)
Total dividend distributions declared	(0.20)

Net asset value, end of period	$9.18
Market value per share, end of period	$9.66

Total return based on net asset value(3)(4)(5)	2.24%
Total return based on market value(3)(4)(5)	2.24%

Shares outstanding at end of period	908,364

Ratio/Supplemental Data:
Net assets, at end of period	$8,340,637
Ratio of total expenses before waiver to average net assets(6)	23.35%
Ratio of net expenses to average net assets(6)	0.00%
Ratio of net investment income (loss) before waiver to average net assets(6)	(19.62)%
Ratio of net investment income (loss) after waiver to average net assets(6)	3.73%

Portfolio turnover rate(4)	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(4)	Not Annualized.
(5)	Total return does not reflect a one-time payment from affiliate. If such payment was included , the returns would have been 1.33%.
(6)	Annualized.

See notes to financial statements

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Note 1. Principal Business and Organization

Stira Alcentra Global Credit Fund (formerly Steadfast Alcentra Global Credit Fund) (the “Fund”) was formed as a Delaware statutory trust on October 24, 2016, and is an externally managed, non-diversified closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment adviser is Stira Investment Adviser, LLC (formerly Steadfast Investment Adviser, LLC) (the “Adviser”), a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Fund’s activities. The Adviser has engaged Alcentra NY, LLC (the “Sub-Adviser”), a registered investment adviser with the SEC under the Advisers Act, to act as the Fund’s investment sub- adviser. The Sub-Adviser is the U.S. subsidiary of Alcentra Group, a wholly-owned subsidiary of BNY Mellon, and is responsible for identifying investment opportunities, making investment decisions for the Fund and executing on its trading strategies, subject to oversight by the Adviser. The Fund’s administrator is State Street Bank and Trust Company (“State Street”). State Street provides various accounting and administrative services, including preparing preliminary financial information for review by the Adviser, preparing and monitoring expense budgets, maintaining accounting books and records, processing trade information for the Fund and performing certain portfolio compliance testing.

The Fund’s investment objective is to provide current income, and capital preservation with the potential for capital appreciation. The Fund intends to pursue its investment objective by providing customized financing solutions to lower middle-market and middle-market companies in the form of floating and fixed rate senior secured loans, second lien loans and subordinated debt and, to a lesser extent, minority equity investments.

On May 8, 2017, the Fund commenced its continuous public offering pursuant to a registration statement on Form N-2 to offer a minimum of $3,000,000 (the “Minimum Offering Requirement”) and up to $3,000,000,000 in four classes of shares of beneficial interest of the Fund (the “Shares”): Class A, Class T, Class D and Class I Shares (the “Offering”). Shares were initially offered at $10.00 per Class A Share, $9.68 per Class T Share, $9.39 per Class D Share and $9.20 per Class I Share (with discounts available for certain categories of purchasers). Prior to satisfying the Minimum Offering Requirement, subscriptions were held in an escrow account with UMB Bank, N.A. On August 8, 2017, the Fund raised the Minimum Offering Requirement and the offering proceeds held in escrow were released to the Fund. Subsequent to satisfying the Minimum Offering Requirement, Shares are offered through Stira Capital Markets Group, LLC (formerly Steadfast Capital Markets Group, LLC) (the “Dealer Manager”) at an offering price equal to the Fund’s then current net asset value (“NAV”) per Share, plus selling commissions and dealer manager fees, if applicable. The Fund is offering to sell any combination of Shares, with an aggregate number of Shares up to the maximum offering amount.

The Fund is currently accepting purchases of Shares on a semi-monthly basis, although the Fund may determine to conduct more frequent closings. The Fund does not issue Shares purchased (and an investor does not become a shareholder with respect to such Shares) until the applicable closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Beginning on August 8, 2017, upon satisfying the minimum offering requirements, the Fund only offered and sold Class T Shares. On November 7, 2017, the Fund received exemptive relief from the SEC to offer multiple share classes. Following the receipt of such exemptive relief, the Fund began offering and selling Class A, Class D and Class I Shares.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Fund have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. In the opinion of management, the financial results included herein contain all adjustments and reclassifications considered necessary for the fair presentation of financial statements for the period included herein. The accounting records of the Fund are maintained in United States dollars, the functional currency of the Fund.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements. Actual results could differ from those estimates and such differences could be material.

Cash

The Fund deposits its cash in a financial institution which, at times, may be in excess of the Federal Deposit Insurance Corporation insurance limits. Cash at December 31, 2017 is on deposit at State Street Bank. There are no restrictions on cash.

Investments

Investment security transactions are accounted for on a trade date basis. Cost of portfolio investments represents the actual purchase price of the securities acquired including capitalized legal, brokerage and other fees as well as the value of interest and dividends received in-kind and the accretion of original issue discounts. Fees may be charged to the issuer by the Fund in connection with the origination of a debt security financing. Such fees are reflected as a discount to the cost of the portfolio security and the discount is accreted into income over the life of the related debt security

Portfolio Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation. “Non-controlled, non-affiliate investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Valuation of Portfolio Investments

Portfolio investments are carried at fair value as determined by the Fund’s Board of Trustees (the “Board”). The methodologies used in determining these valuations include:

Debt—The yield to maturity analysis is used to estimate the fair value of debt, including the unitranche facilities, which are a combination of senior and subordinated debt in one debt instrument. The calculation of yield to maturity takes into account the current market price, par value, coupon interest rate and time to maturity.

Valuation techniques are applied consistently from period to period, except when circumstances warrant a change to a different valuation technique that will provide a better estimate of fair value.

Organizational Expenses

When recognized, organizational expenses, including reimbursement payments to the Adviser, are expensed on the Fund’s Statement of Operations. These expenses consist principally of legal and accounting fees incurred in connection with the organization of the Fund and are expensed as incurred, subject to recoupment as described in Note 7.

Offering Costs

Offering costs incurred prior to the satisfaction of the Minimum Offering Requirement are deferred. Upon satisfaction of the Minimum Offering Requirement and thereafter, offering costs, including any deferred offering costs, are capitalized on the Fund’s Statement of Assets and Liabilities, subject to the 1.0% limitation described in Note 7, and will be amortized over 12 months on a straight-line basis and are subject to recoupment as described in Note 7. These costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering.

Net Asset Value per Share

Net asset value per share is calculated using the number of shares outstanding as of the end of the period.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

Investment Income and Investment Transactions

Investment income includes interest income, dividend income, net of any foreign withholding taxes. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

Foreign Currency Translations

The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

Income Taxes

The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. To obtain and maintain qualification for taxation as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Fund must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”). As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that are timely distributed to shareholders as dividends.

The Fund accounts for income taxes in conformity with ASC Topic 740, Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented, and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than- not” threshold would be recorded as a tax benefit or expense in the current period. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. There were no material uncertain income tax positions, interest, or penalties as of December 31, 2017.

The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund will recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its statement of operations. During the period from August 8, 2017 to December 31, 2017, the Fund did not incur any interest or penalties.

Distributions

Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board, and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a daily basis and to pay such distributions on a monthly basis. Such ordinary cash distributions are expected to be paid from investment income, net of any Fund operating expenses. At least annually, the Fund intends to authorize and declare special cash distributions of net realized long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

Note 3. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, the Fund has agreed to indemnify its officers, directors, employees, agents or any person who serves on behalf of the Fund from any loss, claim, damage, or liability which such person incurs by reason of his performance of activities of the Fund, provided they acted in good faith. The Fund expects the risk of loss related to its indemnifications to be remote.

The Fund’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2017, the Fund had $3,738 in unfunded commitments under loan and financing agreements, respectively. As of December 31, 2017, the Fund’s unfunded commitment under loan and financing agreements are presented below:

December 31, 2017
Mitchell International, Inc.	$3,738

Note 4. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of December 31, 2017:

	December 31, 2017
	Amortized		Percentage
	Cost	Fair Value	of Portfolio
Corporate Bonds	$4,093,964	$4,107,131	46.14%
Senior Secured Loans—First Lien	2,276,105	2,261,841	25.41%
Senior Secured Loans—Second Lien	2,567,204	2,532,976	28.45%
Total	$8,937,273	$8,901,948	100.00%

As of December 31, 2017, the Fund does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its voting securities.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

As of December 31, 2017, the Fund’s portfolio investments were categorized as follows:

			% of Net
Industry Concentration	Cost	Total Fair Value	Assets
Services	$1,144,726	$1,145,593	11.83%
Energy	810,343	824,288	8.51%
Finance	795,496	796,700	8.23%
Automotive	748,651	749,424	7.74%
Technology	749,358	743,309	7.68%
Telecommunications	683,039	685,647	7.08%
Chemicals	556,992	559,742	5.78%
Entertainment	506,026	502,875	5.19%
Retail	478,751	490,991	5.07%
Metals & Mining	444,787	435,262	4.49%
Paper/Packaging	391,058	389,687	4.02%
Healthcare	358,637	368,406	3.80%
Cable	338,006	323,437	3.34%
Consumer Products	350,476	308,813	3.19%
Utility	272,442	274,024	2.83%
Gaming	103,399	103,250	1.07%
Aerospace/Defense	106,956	100,750	1.04%
Homebuilders/Materials	98,130	99,750	1.03%
Total	8,937,273	$8,901,948	91.93%

			% of Net
Geographic Region	Cost	Total Fair Value	Assets
United States	7,530,597	7,499,650	77.45%
Western Europe	805,868	795,916	8.22%
Other	600,808	606,382	6.26%
Total	8,937,273	$8,901,948	91.93%

Purchases and sales of securities for the period from August 8, 2017 through December 31, 2017, other than short-term securities and U.S. government obligations, aggregated $8,939,765 and $2,611, respectively.

Note 5. Fair Value of Financial Instruments

The Fund accounts for its investments in accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), Fair Value Measurements and Disclosures, which defines fair value and establishes a framework for measuring fair value. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily-available actively quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

Level 1 — Quoted prices (unadjusted) are available in active markets for identical investments that the Fund has the ability to access as of the reporting date. The type of investments which would generally be included in Level 1 includes listed equity securities and listed derivatives. As required by ASC Topic 820, the Fund, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 — Other significant observable inputs, including but not limited to, quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets, including actionable bids from third parties for privately held assets or liabilities, and inputs other than quoted prices that are observable (either directly or indirectly) at the measurement date, such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by the Fund. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Level 1 and Level 2 Fair Value Investments - The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Board. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

When reliable market quotations are not considered to be readily available, which may be the case, for example, restricted securities, certain debt securities, preferred stocks, foreign stocks, the investments are valued at their fair value as determined by the Manager under procedures established and periodically reviewed by the Fund’s Board.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. The portfolio may hold securities which are periodically fair valued in accordance with the Fund’s Fair Value Procedures. This may result in movements between Level 1 and Level 2 throughout the period. For the period ended December 31, 2017, there were no transfers between Level 1, 2 or 3.

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2017 are as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$-	$4,107,131	$-	$4,107,131
Senior Secured Loans - First Lien	-	2,261,841	-	2,261,841
Senior Secured Loans - Second Lien	-	2,532,976	-	2,532,976
Total investments	$-	$8,901,948	$-	$8,901,948

Note 6. Capital

Since commencing its continuous public offering and through December 31, 2017, the Fund sold 1,032,867 common shares at an average price of $9.31 for gross proceeds of $9,617,807, including 8,530 common shares issued pursuant to its distribution reinvestment plan, or DRP, for gross proceeds of $78,284. As of December 31, 2017, the Fund raised total gross proceeds of $9,817,807, including $200,000 of seed capital.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

The Fund’s declaration of trust authorizes the Fund’s issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share. There is currently no market for the Fund’s shares and the Fund does not expect that a market for its shares will develop in the foreseeable future. Pursuant to the Fund’s declaration of trust and as permitted by Delaware law, shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations organized for profit under the General Corporation Law of the State of Delaware (the “DGCL”) and therefore generally will not be personally liable for the Fund’s debts or obligations.

Distributions

The following table reflects the cash distributions per Class A share that the Fund declared on its common shares during the period from August 8, 2017 to December 31, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share
August 16, 2017	September 30, 2017	October 2, 2017	$0.06
August 16, 2017	October 31, 2017	November 1, 2017	0.06
August 16, 2017	November 30, 2017	December 1, 2017	0.06
August 16, 2017	December 29, 2017	January 2, 2018	0.06

The following table reflects the cash distributions per Class I share that the Fund declared on its common shares during the period from August 8, 2017 to December 31, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share
November 28, 2017	December 29, 2017	January 2, 2018	$0.05

The following table reflects the cash distributions per Class T share that the Fund declared on its common shares during the period from August 8, 2017 to December 31, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share
August 16, 2017	September 30, 2017	October 2, 2017	$0.05
August 16, 2017	October 31, 2017	November 1, 2017	0.05
August 16, 2017	November 30, 2017	December 1, 2017	0.05
August 16, 2017	December 29, 2017	January 2, 2018	0.05

Subject to the Board’s discretion and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a daily basis and to pay such distributions on a monthly basis. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.

The Fund expects that for a period of time, which time period may be significant, substantial portions of the Fund’s distributions may be funded through the reimbursement of certain expenses and additional support payments by the Adviser and its affiliates, including through the waiver of certain investment advisory fees by the Adviser, that may be subject to repayment by the Fund within three years. The purpose of this arrangement is to ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of advisory fees are not based on the Fund’s investment performance and the Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or the Adviser continues to make such payments or waivers of such fees. The Fund’s future repayments of amounts reimbursed or waived by the Adviser and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Fund will achieve the performance necessary to sustain its distributions or that the Fund will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. For the period from August 8, 2017 to December 31, 2017, if the Adviser had not reimbursed certain of the Fund’s expenses, 100% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

The following table reflects the sources of the cash distributions on a tax basis that the Fund declared on its common shares during the period from August 8, 2017 to December 31, 2017:

Period Ended
December 31, 2017
Distribution
Source of Distribution	Amount	Percentage
Offering proceeds	$—	—%
Borrowings	—	—
Net investment income (prior to expense reimbursement from sponsor)	—	—
Short-term capital gains proceeds from the sale of assets	—	—
Long-term capital gains proceeds from the sale of assets	—	—
Non-capital gains proceeds from the sale of assets	—	—
Distributions on account of preferred and common equity	—	—
Net investment income	153,776	100%
Total	$153,776	100%

The Fund’s net investment income on a tax basis for the period ended December 31, 2017 was $193,414. As of December 31, 2017, the Fund had $39,638 of undistributed net investment income on a tax basis.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

As of December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

December 31, 2017
Undistributed ordinary income	$39,638
Capital loss carryover	-
Net unrealized depreciation	(35,301)
Total accumulated earnings	$4,337

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $8,937,273 as of December 31, 2017. Aggregate net unrealized depreciation on a tax basis was $35,301, which was comprised of gross unrealized appreciation of $82,802 and gross unrealized depreciation of $118,103, as of December 31, 2017.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of re-designation of distributions.

Distribution Reinvestment Plan

The Fund has adopted an “opt in” DRP pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a shareholder does not elect to participate in the DRP, the shareholder will automatically receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a cash distribution, then if a shareholder has “opted in” to the DRP, the shareholder will have the cash distribution reinvested in additional Shares, rather than receiving the cash distribution. The Fund expects to issue Shares pursuant to the DRP at the closing conducted on the day of or immediately following each distribution payment date at a price equal to the NAV per Share that is used to determine the offering price of the Shares on the date of such closing. Shares issued pursuant to the DRP will have the same voting rights as Shares offered pursuant to this prospectus.

The Fund uses newly issued Shares under the DRP. The number of Shares the Fund issues to a shareholder is determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the NAV per Share on the date of issuance.

There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in the DRP. The Fund pays the plan administrator’s fees under the DRP. The Fund reserves the right to amend, suspend or terminate the DRP.

Share Repurchase Program

To provide shareholders with limited liquidity, the Fund intends to conduct quarterly repurchases of Shares beginning the calendar quarter ending December 31, 2018. In months in which the Fund repurchases Shares, the Fund will conduct repurchases on the same date that the Fund holds a closing for the sale of Shares in this offering. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each shareholder.

The Fund’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the Independent Trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

The Fund currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Fund can repurchase with the proceeds it receives from the issuance of Shares under the DRP. The Fund will limit the number of Shares to be repurchased in any calendar year to 10% of the weighted average number of Shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of Shares that the Fund offers to repurchase may be less in light of the limitations noted above. The Fund will offer to repurchase such Shares at a price equal to the NAV per Share in effect on each date of repurchase.

Any periodic repurchase offers will be subject in part to the Fund’s available cash and compliance with the RIC distribution and diversification rules promulgated under the Code. The Fund does not intend to incur debt to finance the repurchase of Shares. Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

Class T, Class D and Class I Shares will be subject to an early withdrawal charge of 2.0% of the purchase price in the event that a shareholder tenders his or her Shares for repurchase by the Fund at any time prior to the one-year anniversary of the purchase of such Shares. Class A Shares purchased at a reduced commission and/or reduced dealer manager fee will also be subject to an early withdrawal charge of 2.0% of the purchase price in the event that a shareholder tenders his or her Shares for repurchase by the Fund at any time prior to the one-year anniversary of the purchase of such Shares. Shareholders who pay the full selling commissions and dealer manager fees in connection with the purchase of Class A Shares will not be subject to an early withdrawal charge.

The first offer to repurchase common shares from shareholders is expected to occur in the fourth quarter of 2018. As such, no common shares were repurchased by the Fund under its share repurchase program during the period from August 8, 2017 to December 31, 2017.

Note 7. Related Party Transactions

Payment by Affiliate

On November 20, 2017, the Fund received $50,000 from the Adviser to reimburse the effect of an unrealized loss on the portfolio investments. The payment constitutes a non-recurring contribution of capital, without recourse, to the Fund by the Adviser. No shares were issued in connection with this payment.

Compensation of the Investment Adviser and its Affiliates

The Fund has entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). In consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”).

The Base Management Fee is calculated at an annual rate of (i) 2.00% of the Fund’s first $500,000,000 in gross assets, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; (ii) 1.75% of the Fund’s gross assets that exceed $500,000,000 but are less than or equal to $1,000,000,000, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; and (iii) 1.50% of the Fund’s gross assets that exceed $1,000,000,001, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents. The Base Management Fee is paid quarterly in arrears and is calculated based on the average value of the Fund’s gross assets at the end of the two most recently completed calendar quarters (and, in the case of the Fund’s first quarter, its gross assets as of such quarter-end). During the period from August 8, 2017 to December 31, 2017, the Fund incurred $51,963 of Base Management Fees.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%) and a partial “catch-up” provision measured as of the end of each calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses reimbursed to the Adviser under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the offering and organization expenses and the Incentive Fee). “Adjusted capital” is the sum of (i) cumulative gross proceeds generated from issuances of Shares (including the Fund’s distribution reinvestment plan), which includes the sales load, if applicable, less (ii) distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to the Fund’s share repurchase program.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

No Incentive Fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%. The Fund will pay the Adviser 100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.9375% in any calendar quarter (7.75% annualized). This portion of the Fund’s pre- incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.9375% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with a portion of the income incentive fees that the Adviser would have earned if not for the hurdle rate. The Fund will pay the Adviser 15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.9375% in any calendar quarter (7.75% annualized) once the hurdle rate is reached and the catch-up is achieved (15.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser). During the period from August 8, 2017 to December 31, 2017, no incentive fees were incurred by the Fund.

The Adviser has entered into an investment sub-advisory agreement with the Sub-Adviser (the “Investment Sub-Advisory Agreement”). Pursuant to the Investment Sub-Advisory Agreement, the Sub-Adviser will make investment decisions for the Fund and execute on its trading strategies, subject to oversight by the Adviser. The Investment Sub-Advisory Agreement provides that the Sub- Adviser will receive 50% of all fees payable to the Adviser under the Investment Advisory Agreement with respect to each year, subject to a separate expense sharing arrangement agreed upon by the Adviser and the Sub-Adviser.

Administrative Services

The Fund has entered into an administration agreement with the Adviser, (the “Administration Agreement”). Pursuant to the Administration Agreement, the Adviser oversees the day-to-day operations of the Fund, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Adviser also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records which the Fund is required to maintain and preparing reports to shareholders and reports filed with the SEC. In addition, the Adviser assists the Fund in calculating the Fund’s NAVs, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

The Fund reimburses the Adviser for its actual costs incurred in providing these administrative services, including the Adviser’s allocable portion of the compensation and related expenses of certain personnel of the Adviser providing administrative services to the Fund on behalf of the Adviser. During the period from August 8, 2017 to December 31, 2017, the Fund reimbursed administration costs incurred by the Adviser of $220,200.

Expense Reimbursement Agreement

The Fund has entered into an expense support agreement with the Adviser, (the “Expense Support Agreement”). Pursuant to the Expense Support Agreement, the Adviser has agreed to reimburse the Fund for expenses in an amount that is sufficient to: (i) ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings, and/or (ii) reduce the Fund’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. Pursuant to the Expense Support Agreement, the Fund will have a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under such agreement, including certain organization and offering costs that have been included in operating expenses, if the following conditions are met. First, the Adviser will be entitled to receive reimbursement payments if, during any fiscal quarter occurring within three years of the date on which the Adviser funded such amount, the sum of the Fund’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Fund to its shareholders. Second, the Fund and the Adviser have agreed that the Fund will make reimbursement payments only if its current “operating expense ratio” is equal to or less than its operating expense ratio at the time the corresponding expense payment obligation was incurred by the Adviser. For this purpose, the “operating expense ratio” is defined as all expenses borne by the Fund, except for organizational and offering expenses, base management and incentive fees owed to the Adviser and interest expense, as a percentage of net assets. Finally, for organization and offering costs that have been included in operating expenses, the Fund will limit reimbursement of such expenses to the sum of: (i) all expense payments paid by the Adviser to the Fund in cash and not previously reimbursed and (ii) non-organization and offering costs included in operating expenses incurred by the Adviser and its affiliates and accrued as payables by the Fund; provided, that, organization and offering costs incurred by the Adviser and its affiliates and accrued as payables by the Fund will only be reimbursed up to a limit of 1.0% of gross proceeds raised in the Offering.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

The Fund or the Adviser may terminate the Expense Support Agreement at any time. The Adviser has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. If the Fund terminates the Investment Advisory Agreement, it will be required to repay the Adviser, subject to the repayment conditions, all reimbursements funded by the Adviser within three years of the date of termination. If the Board decides to liquidate the Fund, the Expense Support Agreement will automatically terminate, and all reimbursements funded by the Adviser will be due within thirty (30) days of such termination date. The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. There can be no assurance that the Expense Support Agreement will remain in effect or that the Adviser will reimburse any portion of the Fund’s expenses in future quarters.

The following table reflects the expense reimbursements accrued from the Adviser to the Fund as of December 31, 2017 that may be subject to reimbursement to the Adviser:

Quarter Ended	Amount of Expense Reimbursements	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Reimbursement Eligibility Expiration
September 30, 2017	$386,574	6.46%	September 30, 2020
December 31, 2017	$512,057	4.46%	December 31, 2020

Organization and Offering Costs

Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. The Offering costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering. Notwithstanding the foregoing, the Fund shall not be liable for organization and offering expenses to the extent that organization and offering expenses, together with all prior organization and offering expenses (other than selling commissions, dealer manager fees and annual distribution fees), exceed 1.0% of the aggregate gross proceeds from the Offering. The Adviser is responsible for the payment of the Fund’s cumulative organization and offering costs to the extent they exceed the 1.0% limit on aggregate gross proceeds raised in the Offering, without recourse against or reimbursement by the Fund. During the period from August 8, 2017 to December 31, 2017, the Fund incurred and paid $78,321 of organization cost and $3,056,205 of offering costs, of which $17,074 was recorded and $3,039,131 was deferred subject to the 1% limitation.

Underwriting compensation includes the costs of bona fide training and education meetings held by the Fund (primarily the travel, meal and lodging costs of registered representatives of selling agents), attendance and sponsorship fees and cost reimbursement of employees of the Dealer Manager to attend seminars conducted by broker-dealers and legal fees for services provided in connection with the Offering. Such payments are considered underwriting compensation in connection with the Offering. In addition to these payments, all forms of non-cash compensation, including promotional gifts and reasonable entertainment expenses, as well as the aggregate difference between the price at which the Fund’s Dealer Manager and related persons purchase Shares and the price at which such Shares are offered to the public, if any, are also considered underwriting compensation. To the extent the Fund does not pay the full sales commission, dealer manager fees or distribution and shareholder servicing fee for Shares sold in the Offering, the Fund will pay or reimburse underwriting compensation incurred on behalf of the Fund; provided, however, that the Fund will not pay any of the foregoing costs to the extent that such payment would cause total underwriting compensation paid by the Fund to exceed 8.0% of the gross offering proceeds of the Offering, as required by the rules of Financial Industry Regulatory Authority, Inc. (“FINRA”). In addition to the payment of upfront selling commissions and the dealer manager fee, the Fund reimburses the Dealer Manager and participating broker-dealers for bona fide accountable due diligence expenses. During the period from August 8, 2017 to December 31, 2017, the Fund incurred $2,542,514 of underwriting compensation, of which $138,709 was recorded and $2,403,805 was deferred subject to the 8% limitation.

Note 8. Concentration and Credit Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

Credit Risk

The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Foreign Currency Risk

Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Liquidity Risk

The Fund may invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Valuation Risk

The Fund is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by the Board. As part of the valuation process, the Board may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;
•	the nature and realizable value of any collateral;

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund will use the pricing indicated by the external event to corroborate its valuation. The Fund records decreases in the market values or fair values of its investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in the Fund’s portfolio. The effect of all of these factors on the Fund’s portfolio may reduce its net asset value by increasing net unrealized depreciation in its portfolio. Depending on market conditions, the Fund could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on its business, financial condition, results of operations and cash flows of the Fund.

Note 9. Independent Trustee Compensation

Trustees who do not also serve in an executive officer capacity for the Fund, the Adviser or the Sub-Adviser or their respective affiliates are entitled to receive from the Fund an annual cash retainer, fees for attending in-person Board meetings and committee meetings and annual fees for serving as a committee chairperson, determined based on the Fund’s net assets as of the end of each fiscal quarter. For the year ended December 31, 2017, the Fund incurred aggregate independent trustee compensation of $193,583 for their service on the Board.

The Fund will pay each Trustee who does not serve in an executive officer capacity an annual cash retainer of $45,000, pro-rated for a partial term (the audit committee chairperson will receive an additional $10,000 annually, pro-rated for a partial term); $2,500 for each attended in-person meeting of the Board; $1,500 for each in-person committee meeting attended as a committee member; and $1,000 for each Board or committee telephonic meeting in which such Trustee participates (not to exceed $4,000 for any one set of meetings attended within a 48-hour period). The Fund will also pay each trustee who serves on the valuation committee an annual cash retainer of $15,000, subject to such trustee attending at least 75% of all scheduled valuation committee meetings during the Fund’s fiscal year.

Further, the Fund will also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.

Note 10. Indemnifications

Under the Fund’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, Stira believes the risk of loss under these arrangements to be remote

Note 11. Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Status of the Offering

During the period from January 1, 2018 to February 23, 2018, the Fund sold 332,286 common shares at an average price per share of $9.60 for gross proceeds of $3,190,149, including 3,127 shares issued pursuant to its DRP, for gross proceeds of $28,897. As of February 23, 2018, the Fund had sold 1,365,153 common shares at an average price of $9.38 for gross proceeds of $12,807,955, including 11,657 shares issued pursuant to its DRP, for gross proceeds of $107,181.

Distributions Paid

Class A

On January 2, 2018, the Fund paid distributions of $5,528, which related to distributions declared for each day in the period from December 1, 2017 through December 31, 2017 and consisted of cash distributions paid in the amount of $4,666 and $862 in Class A shares issued pursuant to the DRP, respectively.

On February 1, 2018, the Fund paid distributions of $7,415, which related to distributions declared for each day in the period from January 1, 2018 through January 31, 2018 and consisted of cash distributions paid in the amount of $5,356 and $2,059 in Class A shares issued pursuant to the DRP, respectively.

Class I

On January 2, 2018, the Fund paid distributions of $137, which related to distributions declared for each day in the period from December 1, 2017 through December 31, 2017 and consisted of cash distributions paid in the amount of $0 and $137 in Class I shares issued pursuant to the DRP, respectively.

On February 1, 2018, the Fund paid distributions of $1,894, which related to distributions declared for each day in the period from January 1, 2018 through January 31, 2018 and consisted of cash distributions paid in the amount of $1,465 and $429 in Class I shares issued pursuant to the DRP, respectively.

Class T

On January 2, 2018, the Fund paid distributions of $48,744, which related to distributions declared for each day in the period from December 1, 2017 through December 31, 2017 and consisted of cash distributions paid in the amount of $25,374 and $23,370 in Class T shares issued pursuant to the DRP, respectively.

On February 1, 2018, the Fund paid distributions of $54,030, which related to distributions declared for each day in the period from January 1, 2018 through January 31, 2018 and consisted of cash distributions paid in the amount of $27,620 and $26,410 in Class T shares issued pursuant to the DRP, respectively.

Declaration of Distributions

On February 27, 2018, the board of trustees of the Fund declared cash distributions to the holders of Class A, Class C, Class D, Class I, and Class T shares of common stock, such distributions to (1) accrue daily to the stockholders of record as of the close of business on each day during the period commencing on March 1, 2018 and ending on May 31, 2018; (2) be payable in cumulative amounts on or before the 3rd day of each calendar month with respect to the prior month; and (3) be calculated at a rate of $0.00191781 per share per day, as reduced by any applicable distribution and servicing fees payable in respect of the Shares.

Registration of Class C Shares

On February 5, 2018, the SEC declared effective the Fund’s post-effective amendment to the registration statement that registers Class C shares. As a result, the Fund became authorized to sell Class C shares beginning February 5, 2018.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Stira Alcentra Global Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Stira Alcentra Global Credit Fund (the “Fund”), including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the period from August 8, 2017 through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Stira Alcentra Global Credit Fund at December 31, 2017, the results of its operations, changes in its net assets its cash flows and its financial highlights for the period from August 8, 2017 through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of the Stira investment company since 2017.

New York, NY

March 1, 2018